Virtus KAR Capital Growth Fund, Virtus KAR Mid-Cap Growth Fund and

Virtus Tactical Allocation Fund (the “Funds”),

each a series of Virtus Equity Trust

Supplement dated June 29, 2023 to the Funds’ Summary Prospectuses, and the Virtus Equity Trust

Statutory Prospectus and Statement of Additional Information (“SAI”),

each dated January 27, 2023, as supplemented

Important Notice to Investors

Noran Eid will be added as a portfolio manager of the Funds as of October 1, 2023. Kayne Anderson Rudnick Investment Management, LLC has announced that Doug Foreman, CFA, a portfolio manager of the Funds, is expected to retire on December 31, 2024. The Prospectuses and SAI will be updated as appropriate at the time of the changes.

Investors should retain this supplement with the Prospectuses and SAI for future reference.

VET 8019/KAR PM Announcement (6/2023)